UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.__________)

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Vystar Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held September 15, 2014

TIME:	2:00 p.m., Eastern Time, on September 15, 2014

PLACE:	The offices of: Greenberg Traurig, LLP Suite 2500 Terminus 200 3333 Piedmont Road N.E. Atlanta, Georgia 30305

ITEMS OF BUSINESS:

(1)

To elect as directors of the Company the four persons named in the accompanying Proxy Statement for terms expiring at the 2015 annual meeting, including the two new candidates recommended by the Board;

(2) To ratify the appointment of Porter Keadle Moore, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

(3) To transact any other business properly brought before the meeting.

WHO MAY VOTE:	You may vote if you were a shareholder of record as of the close of business on July 21, 2014.

ANNUAL MEETING MATERIALS:	A copy of this Proxy Statement and our 2013Annual Report are available at www.vytex.com.

DATE OF MAILING:	The Proxy Materials are first being mailed to shareholders on or about August 22, 2014.

VYSTAR CORPORATION

Proxy Statement

for the

Annual Meeting of Shareholders

To Be Held September 15, 2014

TABLE OF CONTENTS

INFORMATION CONCERNING SOLICITATION AND VOTING

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY

 MATERIALS FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, SEPTEMBER 15, 2014

QUESTIONS AND ANSWERS

4

PROPOSAL 1 ELECTION OF DIRECTORS

6

CORPORATE GOVERNANCE

11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

11

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

13

EQUITY COMPENSATION PLAN INFORMATION

13

COMPENSATION DISCUSSION AND ANALYSIS

14

BOARD COMPENSATION REPORT

15

EXECUTIVE COMPENSATION

16

DIRECTOR COMPENSATION

21

PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

21

PRINCIPAL ACCOUNTING FEES AND SERVICES

22

AUDIT COMMITTEE PRE-APPROVAL OF SERVICES PERFORMED BY OUR

 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

22

REPORT OF THE AUDIT COMMITTEE*

23

TRANSACTIONS WITH RELATED PERSONS

24

ANNUAL REPORT

25

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL

MEETING

26

VYSTAR CORPORATION

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board of Directors (the “Board”) is soliciting proxies for our 2014 Annual Meeting of Shareholders to be held on Monday, September 15, 2014 at 2:00 p.m. local time at the offices of Greenberg Traurig, LLP, Terminus 200, 3333 Piedmont Rd, N.E., Suite 2500, Atlanta, GA.  Our office mailing address is 2484 Briarcliff Rd NE, #22, Suite 159, Atlanta, GA 30329, and our telephone number is (866) 674-5238 x1.

IMPORTANT NOTICE REGARDING AVAILABILITY

OF PROXY MATERIALS FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, SEPTEMBER 15, 2014

Vystar Corporation is providing its proxy materials by email and is also providing access to such materials on the Internet.  You may access the following proxy materials as of the date they are first mailed to our shareholders by visiting www.vytex.com:

•	Notice of 2014 Annual Meeting of Shareholders to be held on Monday, September 15, 2014;
•	Proxy Statement and Proxy Card for 2014 Annual Meeting of Shareholders to be held on Monday, September 15, 2014;
•	Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

These proxy materials are available free of charge and will remain available through the conclusion of the Annual Meeting. In accordance with SEC rules, the proxy materials on the site are searchable, readable and printable and the site does not have “cookies” or other tracking devices which identify visitors.

We will bear the expense of soliciting proxies. In addition to these proxy materials, our directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies in person, by telephone or email.  We will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.

QUESTIONS AND ANSWERS

Q:	Who may vote at the meeting?

A:

Our Board set July 21, 2014, as the record date for the meeting. If you owned our common stock at the close of business on July 21, 2014, you may attend and vote at the meeting. Each shareholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of August 18, 2014, there were 58,119,053 shares of our common stock outstanding and entitled to vote at the meeting.

Q:	What is the quorum requirement for the meeting?

A:	A majority of our outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum.

Your shares will be counted as present at the meeting if you:

▪	are present and entitled to vote in person at the meeting; or

▪	have properly submitted a proxy card or voting instruction card; or

▪	have voted by telephone, by fax, over the internet or by email prior to the meeting

Both abstentions and broker non-votes (as described below) are counted for the purpose of determining the presence of a quorum.

Each proposal identifies the votes needed to approve or ratify the proposed action.

Q: How do I vote before the meeting?

A: If you are a registered shareholder, which means you hold your shares in certificate form or through an account with our transfer agent, Island Stock Transfer, you have five options for voting before the Meeting:

•

Over the Internet, at www.islandstocktransfer.com, by following the instructions on the proxy card;

•

By telephone, by dialing 1-877-502-0550;

•

By fax at 1-727-289-0069;

•

By email at akotlova@islandstocktransfer.com; or

•

By completing, dating, signing and returning a proxy card by mail.

If you are a beneficial holder, meaning you hold your shares in “street name” through an account with a bank or broker, your ability to vote over the Internet or by telephone depends on the voting procedures of your bank or broker. Please follow the directions on the voting instruction form that your bank or broker provides.

Q:	What proposals will be voted on at the meeting?

A:	There are two proposals scheduled to be voted on at the meeting:

▪	Election of four members of our Board named herein;

▪	Ratification of Porter Keadle Moore, LLC as our independent registered public accounting firm for the year ended December 31, 2014.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their best judgment.

Q:	How may I vote my shares in person at the meeting?

A:

If your shares are registered directly in your name with our transfer agent, Island Stock Transfer, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to vote in person at the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting. The meeting will be held at the offices of Greenberg Traurig LLP, Terminus 200, 3333 Piedmont Rd, N.E., Suite 2500, Atlanta, GA. If you need directions to the meeting, please visit http://www.gtlaw.com/Locations/Atlanta?wosView=directions.

Q:	What happens if I do not give specific voting instructions?

A:

Registered Shareholder of Record.  If you are a registered shareholder of record and you sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Q.	Which ballot measures are considered “routine” or “non-routine?”

A.

The ratification of the appointment of Porter Keadle Moore, LLC as the Company’s independent registered public accounting firm for 2014 (Proposal No. 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2. All other proposals are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals No. 1.

Q:	How can I revoke my proxy and change my vote after I return my proxy card or vote over the internet or by telephone?

A:

You may revoke your proxy and change your vote at any time before the final vote at the meeting. If you are a shareholder of record, you may do this by signing and submitting a new proxy card with a later date or by attending the meeting and voting in person. Attending the meeting alone will not revoke your proxy unless you specifically request your proxy to be revoked. If you hold shares through a bank or brokerage firm, you must contact that bank or firm directly to revoke any prior voting instructions.

Q:	Where can I find the voting results of the meeting?

A:

The preliminary voting results will be announced at the meeting. The final voting results will be reported in a current report on Form 8-K, which will be filed with the SEC within four business days after the meeting. If our final voting results are not available within four business days after the meeting, we will file a current report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the current report on Form 8-K within four business days after the final voting results are known to us.

PROPOSAL 1

ELECTION OF DIRECTORS

We currently have four members on our Board. Two directors, Joseph C. Allegra and J. Craft, have chosen not to stand for re-election.  Shareholders will vote for the four nominees listed below to serve until our 2015 Annual Meeting of Shareholders and until such director’s successor has been elected and qualified, or until such director’s death, resignation or removal.

Mr. Doyle and Ms. Mangum are currently directors of Vystar and have previously been elected by our shareholders. Mr. Mills and Mr. Ianacone are standing for election to our Board for the first time. There are no family relationships among our directors, director nominees or executive officers. If any nominee is unable or declines to serve as a director, the Board may designate another nominee to fill the vacancy and the proxy will be voted for that nominee.

Vote Required and Board Recommendation

Our Bylaws require that each director be elected by the majority of votes cast with respect to such director. Abstentions and broker non-votes will not have any effect on the outcome of this proposal. In tabulating the voting results for the election of directors, only “FOR” and “AGAINST” votes are counted.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES

Our Board of Directors

The following tables set forth the name and age of each nominee and director of Vystar whose term of office will continue after the meeting, the principal occupation of each during the past five years, and the year each began serving as a director of Vystar:

Nominees for Election as Directors for a Term Expiring in 2015

Name	Principal Occupation During Last Five Years	Age	Director Since
William R. Doyle

Mr. Doyle, the Chairman of the Board, President and Chief Executive Officer, joined Vystar in 2004 as Vice President Sales & Marketing. He became President and Chief Operating Officer in December 2005. He became Chairman of the Board, President and Chief Executive Officer of Vystar in March 2008. Prior to that, Mr. Doyle served as Vice President of Marketing, Women’s Health, for Matria Healthcare, Inc., a disease management company, from 1999 to 2004. Mr. Doyle spearheaded the initial branding efforts at Matria as well as held responsibility for sales development, training, public relations, and marketing. He has worked in many aspects of healthcare industry for over twenty years encompassing manufacturing, sales, marketing and advertising. In addition to Matria, he has experience with such companies as Isolyser Company, Inc., McGaw, Inc., Lederle Laboratories (now Wyeth), and in an advertising capacity for Novartis Ophthalmics. Mr. Doyle is a member of the Board of Directors of the Georgia Chapter of the March of Dimes. He holds a Bachelor of Science in Biochemistry from Penn State University and Master of Business Administration from Pepperdine University..

		56	2005

Mitsy Y. Mangum

From July 2009 to present, Ms. Mangum has been Vice President, Investments, WMS, RPC at MidSouth Capital, Inc., an independent investment banking firm in Atlanta, GA. From July 2004 to July 2009, Ms. Mangum was a Vice President-Investments, Financial Advisor WMS, RPC with Raymond James & Associates in the Atlanta area. Ms. Mangum is an accomplished investment professional with over 24 years of financial service and industry experience both from the retail side as well as the institutional side. Ms. Mangum maintains an in-depth knowledge of the financial markets, professional money management and managing portfolios. She has a Bachelor of Science in Business Administration/ Management from College of Charleston.

		50	2008

Thomas L. Mills Washington, DC

Thomas Mills, age 66, is a partner in the Washington, D.C. office of international law firm Winston & Strawn who concentrates his practice on the legislative and regulatory aspects of health care.   He is the Chairman of the firm’s healthcare practice.

In his more than 30 years of law practice, Mr. Mills has represented the interests of a range of health care providers, including hospitals, health maintenance organizations, and other managed care providers; pharmaceutical companies; physician practice management companies; the entire range of extended care providers; major financial institutions involved in equity and debt financing, both public and private; and national associations representing providers of outpatient services, as well as independent providers of such services. These services have included skilled nursing services, home health, ambulatory surgery, dialysis, extracorporeal shock wave lithotripsy, radiation therapy, home infusion therapy, diagnostic imaging, cardiac catheterization, durable medical equipment, and clinical diagnostic laboratory services.

Mr. Mills has conducted numerous internal investigations both on behalf of companies and of the audit committees. He has assisted in the defense of several highly publicized criminal prosecutions of individuals and a corporation accused of health care fraud, and has defended numerous health care clients under investigation by the Justice Department and the Office of Inspector General of the Department of Health and Human Services. He has argued cases before the Centers for Medicare and Medicaid Services (CMS) Provider Reimbursement Review Board and the Health and Human Services Departmental Appeals Board, as well as the federal courts, and has successfully challenged regulations promulgated by CMS concerning provider reimbursement rates and the Physician Self Referral Law. In addition, Mr. Mills has represented organizations on numerous occasions before federal congressional committees as well as state legislatures, and has led numerous federal and state legislative initiatives in which he has successfully obtained enactment of legislation or has defeated legislative proposals relating to a host of health care issues. These include Medicare fraud and abuse matters, such as physician self-referral and anti-kickback laws; Medicare provider reimbursement rates; certificate of need legislation; provider licensure, medical privacy and security legislation, and other healthcare regulatory requirements.

Mr. Mills served for seven years as Chairman of the Audit and Compliance Committee of United Surgical Partners International, Inc.

Mr. Mills received a B.S. from the U.S. Coast Guard Academy in 1970 and a J.D., with honors, in 1975 from the George Washington University National Law Center, where he was a member of the Law Review.

	66	N.A.

Michael X. Ianacone Atlanta, GA

Mr. Ianacone, age 66, has over forty years of successful experience in leading large organizations and improving performance of operating units across the US.  He has a proven track record of growing revenue and profit, forming executive teams and working cross organizationally to deliver results.

He recently retired from Xerox Corporation where during his 38 year tenure he held senior executive management positions in sales, marketing, operations and strategy in the US. These positions included both headquarters and field locations.  He was a key member of the US senior team during Xerox’s turnaround in the early 2000s.

Michael holds an A.B. degree from Georgetown University in Washington, D.C. and currently resides in Atlanta, GA.

	66	N. A.

Board Composition and Election of Directors

Our Board currently consists of four members. Our Board is composed of one class, and we have two Board members not seeking re-election and two new Board nominees. As a result, our current four member Board will be elected each year at our annual meeting of shareholders until such time that the Board fills any vacant seats.

Our bylaws provide that the authorized number of directors may be changed only by resolution of our Board. Any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled by vote of a majority of our directors then in office.

Director Independence

Under Rule 5605(b)(1) of the Nasdaq Marketplace Rules, independent directors must comprise a majority of a listed company’s board of directors within one year of listing. In addition, Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. While Vystar does not currently qualify for listing on Nasdaq and will likely not qualify for some time after the date of this proxy statement, it does intend to seek such listing as soon as possible and complies with its Marketplace Rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Under Nasdaq Marketplace Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a public company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the public company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director and director nominee. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of Ms. Mangum, Mr. Mills or Mr. Ianacone, representing three of our proposed four directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq Marketplace Rule 5605(a)(2).

Our Board also determined that Ms. Mangum who comprises our Audit Committee, satisfies the independence standards for those committees established by applicable SEC rules and the Nasdaq Marketplace Rules. In making this determination, our Board considered the relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. Our Board affirmed these determinations in 2014.

Audit Committee

The member of our Audit Committee immediately following the Annual Meeting of Shareholders will be Ms. Mangum. Ms. Mangum will chair the Audit Committee. We expect to add at least one additional member to our Audit Committee in the near future.  Our Board has determined that each Audit Committee member satisfies the requirements for financial literacy under the current requirements of the Nasdaq Marketplace Rules. Ms. Mangum is an “audit committee financial expert,” as defined by SEC rules and satisfies the financial sophistication requirements of The NASDAQ Global Market. Our Audit Committee assists our Board in its oversight of our accounting and financial reporting process and the audits of our financial statements. The Audit Committee’s responsibilities include:

▪	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

▪	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

▪	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

▪	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

▪	discussing our risk management policies;

▪	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and resolution of accounting related complaints and concerns;

▪	meeting independently with our independent registered public accounting firm and management;

▪	reviewing and approving or ratifying any related person transactions; and

▪	preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimus non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.

Audit Committee Charter

We have adopted an Audit Committee Charter which sets out the duties and responsibilities of our Audit Committee. The Audit Committee Charter is available on our website at www.vytex.com. Any amendments to the Charter, or any waivers of its requirements, will be disclosed on our website.

Meetings of the Board and Committees

During fiscal year 2013, our Board held four meetings and acted by written consent three times, and its Audit Committee held five meetings. Each director attended at least 75% of the meetings of the Board in fiscal year 2012. Members of our Board and Board nominees are encouraged to attend our annual meetings of shareholders.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. Our Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our shareholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to Board and committee composition and selection, Board meetings, chief executive officer performance evaluation and management development and succession planning for senior management, including the chief executive officer position. A copy of our Corporate Governance Guidelines is available on our website at www.vytex.com.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics applicable to all officers, directors and employees of Vystar that comply with NASDAQ listing standards. The Code of Business Conduct and Ethics includes an enforcement mechanism, and any waivers for directors or executive officers must be approved by our Board and disclosed in a current report on Form 8-K with the SEC. This Code of Business Conduct is publicly available on our website at www.vytex.com. There were no waivers of the Code of Business Conduct and Ethics for any of our directors or executive officers during fiscal year 2013.

Communications with the Board

Any shareholder who desires to contact our Board, or specific members of our Board, may do so electronically by sending an email to the following address: info@vytex.com. Alternatively, a shareholder may contact our Board, or specific members of our Board, by writing to: Shareholder Communications, Vystar Corporation, 3235 Satellite Blvd, Building 400, Suite 290, Duluth, GA 30096. All such communications will be initially received and processed by the office of our Secretary. Accounting, audit, internal accounting controls and other financial matters will be referred to the Chair of the Audit Committee. Other matters will be referred to the Board, the non-employee directors or individual directors as appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of August 18, 2014 by each entity or person who is known to beneficially own 5% or more of our common stock, each of our directors, each Executive Officer identified in “Executive Compensation—Summary Compensation Table” contained in this proxy statement and all of our directors and current executive officers as a group. This table is based upon information supplied by executive officers, directors and principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. None of the shares beneficially owned by our executive officers and directors are pledged as security. Applicable percentages are based on 58,119,053 shares outstanding on August 18, 2014, adjusted as required by rules promulgated by the SEC.

5% Stockholders
Keith Osborn - Atlanta, GA (1)	12,822,179	22.06%
Joseph C Allegra, M.D. - Atlanta, GA (2)	10,539,614	18.13%
Gregory Rotman - Palm Springs,CA	5,875,000	10.11%
Travis and Margaret Honeycutt - Gainesville, GA	4,993,900	8.59%
Dean Waters - Atlanta, GA (3)	4,819,475	8.29%
John Douglas Craft - Atlanta, GA (4)	4,740,001	8.16%
Officers & Directors
William R Doyle - Atlanta, GA (5)	10,513,770	18.09%
Thomas L. Mills - Washington, DC (6)	2,061,556	3.55%
Michael X. Ianacone - Atlanta, GA (7)	59,541	0.10%
Michelle Mangum - Atlanta, GA (8)	1,815,000	3.12%
All Directors and Executive Officers as a Group	14,449,867	24.86%
Total Shares Outstanding	58,119,053
(1) Includes vested warrants to acquire 1,000,000 shares of common stock and convertible notes that are convertible into 4,423,340 common shares.
(2) Includes vested options to acquire 400,000 shares of common stock and vested warrants to acquire 2,371,667 shares of common stock.
(3) Includes vested options to acquire 500,000 shares of common stock and vested warrants to acquire 1,652,833 shares of common stock.
(4) Includes vested options to acquire 400,000 shares of common stock and vested warrants to acquire 1,933,334 shares of common stock.
(5) Includes vested options to acquire 2,816,667 shares of common stock and vested warrants to acquire 3,473,022 shares of common stock.
(6) Includes vested warrants to acquire 166,667 shares of common stock and convertible notes that are convertible into 1,366,300 shares of common stock.
(7) Includes convertible preferred shares convertible into 19,541 shares of common stock.
(8) Includes vested options to acquire 400,000 shares of common stock and vested warrants to acquire 1,390,000 shares of common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and any person or entity who owns more than ten percent of a registered class of our common stock or other equity securities, to file with the SEC certain reports of ownership and changes in ownership of our securities. Executive officers, directors and shareholders who hold more than ten percent of our outstanding common stock are required by the SEC to furnish us with copies of all required forms filed under Section 16(a). We prepare Section 16(a) forms on behalf of our executive officers and directors based on the information provided by them.

Based solely on review of this information and written representations by our executive officers and directors that no other reports were required, we believe that, during fiscal year 2013 every executive officer or director failed to file the forms required by Section 16(a) of the Exchange Act on a timely basis at least once.  All such reports are now current.

EQUITY COMPENSATION PLAN INFORMATION

The following table shows information related to our common stock which may be issued under our 2004 Long-Term Incentive Compensation Plan, as amended, as of December 31, 2013:

Plan Category	Number of securities To be issued upon Exercise of Outstanding options By Executive Officers	Number of securities Remaining available for future issuance under equity compensation plans (excluding securities reflected In first column)
2004 Long-Term Incentive Compensation Plan, as amended, approved by shareholders	7,488,239	2,511,761

Total	7,488,239	2,511,761

Our 2004 Long-Term Incentive Compensation Plan, as amended, which we refer to as the 2004 Plan, was adopted by our Board in 2004, and amended and approved by our shareholders in 2009. A maximum of 10,000,000 shares of common stock were authorized for issuance under the 2004 Plan.

The 2004 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock and other stock-based awards. Our officers, employees, consultants and directors are eligible to receive awards under the 2004 Plan; however, incentive stock options may only be granted to our employees. In accordance with the terms of the 2004 Plan, our Board administers the 2004 Plan and, subject to any limitations in the 2004 Plan, selects the recipients of awards and determines:

•	the number of shares of common stock covered by options and the dates upon which those options become exercisable;

•	the exercise prices of options;

•	the duration of options;

•	the methods of payment of the exercise price; and

•

the number of shares of common stock subject to any restricted stock or other stock-based awards and the terms and conditions of those awards, including the conditions for repurchase, issue price and repurchase price.

Pursuant to the terms of the 2004 Plan, in the event of a change in control of our company, each outstanding option under the 2004 Plan will vest, but the holders shall have the right, assuming the holder still maintains a continuous service relationship with us, immediately prior to such dissolution or liquidation, to exercise the option to the extent exercisable on the date of such dissolution or liquidation.

In the event of a merger or other reorganization event, our Board shall have the discretion to provide for any or all of the following: (a) the acceleration of vesting or the termination of our repurchase rights of any or all of the outstanding awards, (b) the assumption or substitution of all options by the acquitting or succeeding entity or (c) the termination of all options that remain outstanding at the time of the merger or other reorganization event.

On July 9, 2014, the Board approved the grant of 500,000 options to each of its five directors.  The options have a ten year term, have an exercise price of $.11 per share, the closing price of the Company’s common stock on the OTCBB on that date, and vest 25,000 shares quarterly beginning on September 30, 2014 for a period of five years ending June 30, 2019.  As a result of Mr. Waters’ resignation from the Board on July 29, 2014, and the decisions of Dr. Allegra and Mr. Craft not to stand for reelection to the Board, the options issued to each of them on July 9, 2014, have terminated.

Please see Part II, Item 8 “Financial Statements and Supplementary Data” of our 2013 Annual Report on Form 10-K in the Notes to Financial Statements at Note 9, “Share-Based Compensation” for further information regarding our equity compensation plan and awards as of December 31, 2013.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Our Compensation Committee has previously overseen our executive compensation program. Beginning for the 2013 fiscal year, the Board carried out that function. In this role, the Board reviewed and approved annually all compensation decisions relating to our executive officers. Our historical executive compensation programs were developed and implemented by our Board consistent with practices of other venture-backed, privately-held companies. Prior to becoming a publicly reporting company in August 2009, our compensation programs, and the process by which they were developed, were less formal than those typically employed by a public company. During that time, our Board generally benchmarked our executive compensation on an informal basis by comparing our executives’ compensation to our estimates of executive compensation paid by companies in our industry and region that are also comparable to us in size, revenue, financial condition and capital investment. We have referred to this group as our company peer group. The Board continues to formalize their approach to the development and implementation of our executive compensation programs based on the continued progress of the Company.

Objectives and Philosophy of Our Executive Compensation Programs

Our primary objectives with respect to executive compensation are to:

•	attract, retain and motivate talented executives;

•

promote the achievement of key financial and strategic performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and, in some cases, individual performance goals; and

•	align the incentives of our executives with the creation of value for our shareholders.

To achieve these objectives, the Board evaluated our executive compensation program with the goal of setting compensation at levels the committee believes are competitive with those of our company peer group. In addition, our executive compensation program will tie a substantial portion of each executive’s overall compensation to key strategic, financial and operational goals such as our financial and operational performance, the growth of our customer base, new development initiatives and the establishment and maintenance of key strategic relationships. We will also provide a portion of our executive compensation in the form of stock options that vest over time, which we believe helps to retain our executives and aligns their interests with those of our shareholders by allowing them to participate in the longer term success of our company as reflected in stock price appreciation.

At our early stage of development, we believe that equity-based compensation (which to date, has been in the form of non-qualified stock options) is the most appropriate form of compensation to align the interests of our executive officers with those of our shareholders.  As a result, the base salaries of our executive officers are modest.  Cash bonus plans are based on the attainment of specific financial milestones or the passage of time as executive officers of the Company.

We compete with many other companies for executive personnel. Accordingly, the Board will generally target overall compensation for executives to be competitive with that of our company peer group. Variations to this targeted compensation may occur depending on the experience level of the individual and market factors, such as the demand for executives with similar skills and experience.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program will be:

•	base salary;

•	cash incentive bonuses;

•	equity incentive awards;

•	termination benefits upon termination without cause; and

•	insurance and other employee benefits and compensation.

We do not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among the different forms of non-cash compensation. Instead, our Board will establish these allocations for each executive officer on an annual basis. Our Board will establish cash compensation targets based primarily upon informal benchmarking data, such as comparing the compensation of our executives to companies in our company peer group, as well as the performance of our company as a whole and of the individual executive and executive team as a whole. Our Board will establish non-cash compensation based upon this informal benchmarking data, the performance of our company as a whole and of the individual executive and executive team as a whole, the executives’ equity ownership percentage and the amount of their equity ownership that is vested equity. Particularly at our stage of development, we believe that the long-term performance of our business is improved through the grant of stock-based awards so that the interests of our executives are aligned with the creation of value for our shareholders.

BOARD COMPENSATION REPORT

The Board has reviewed and discussed with management the “Compensation Discussion and Analysis” contained in this proxy statement. Based on this review and discussion, the Board approved the Compensation Discussion and Analysis included in this proxy statement.

* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Vystar under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned by our Chairman, Chief Executive Officer and President, our Chief Financial Officers and one other executive officer during 2013 and 2012.

		Option	All Other
		Awards	Compensation
Name and Principal Position	Salary	(1)	(2)	Total

William R. Doyle (3)
Chairman, Chief Executive Officer, President and Chief Financial Officer
2013	$ 58,923	$ 71,033	$ 77,117	$ 207,073
2012	152,981	55,567	10,499	219,047

W. Dean Waters (4)
Chief Financial Officer
2013	48,460	106,580	74,366	229,406

Matthew P. Clark (5)
Vice President of Technical Sales
2013	43,047	-		43,047
2012	69,462	14,077	7,558	91,097

Monica Schreiber (6)
Acting Chief Financial Officer
2013	34,769	-	-	34,769
2012	29,225	2,081	-	31,306

Linda S. Hammock (7)
Acting Chief Financial Officer
2012	74,865	4,163	-	79,028

(1)

These amounts do not reflect the actual economic value realized by the executive officers. In accordance with SEC rules, the amounts in this column for 2013 and 2012 represent the dollar amount recognized as compensation expense by Vystar for financial statement reporting purposes for fiscal years 2013 and 2012 for stock options granted to each of the executive officers in each such fiscal year in accordance with applicable accounting guidance related to stock-based compensation. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions.

(2)	Amounts consist of warrants to purchase common stock, and common stock issued in lieu of salary, plus, medical, dental, and 401(K) contributions paid by us on behalf of the named executive officer.

(3)	Mr. Doyle’s Option Awards includes $34,220.55 in 2012 to purchase 500,000 shares of common stock in connection with the CMA line of credit.

(4)	Mr. Waters resigned as Chief Financial Officer on July 29, 2014.

(5)	Mr. Clark resigned as Vice President of Technical Sales on June 14, 2013.

(6)

Ms. Schreiber was an independent contractor. The Company was billed by Ms. Schreiber on a periodic basis for her services.  Ms. Schreiber was replaced by W. Dean Waters as Chief Financial Officer on April 1, 2013.

(7)

Ms. Hammock was an independent contractor of Accounting Professionals Network, Inc. (“APN”), a provider of professional financial management services to companies. The Company was billed by APN on a periodic basis for Ms. Hammock’s services. APN was paid $22,379 in 2011 for Ms. Hammock’s services. Ms. Hammock retired as Acting Chief Financial Officer on September 4, 2012.

In 2012, William R. Doyle, Chairman, Chief Executive Officer and President of the Company, received warrants to purchase 207,393 shares of common stock in lieu of $21,346 cash compensation due Mr. Doyle under his employment agreement.

During the same time period, Matthew P. Clark, Vice President of Technical Sales of the Company, received warrants to purchase 136,767 shares of common stock in lieu of $14,077 cash compensation due Mr. Clark under his employment agreement.

In 2013, William R. Doyle, Chairman, Chief Executive Officer and President of the Company, received warrants to purchase 736,045 shares of common stock share in lieu of $38,141 cash compensation due Mr. Doyle under his employment agreement. Mr. Doyle also received 692,308 shares of common stock in lieu of $20,769 cash compensation due Mr. Doyle under his employment agreement and convertible promissory notes with a total face value of $66,732 in lieu of cash compensation.

On December 30, 2013, the Company issued to the Chief Executive Office, William R. Doyle a convertible promissory note with a face value of $25,962 (the “Note”) in lieu of compensation. The Note is (i) unsecured, (ii) bears interest at an annual rate of ten percent (10%) per annum from date of issuance, and (iii) is convertible at any time until maturity at the holder’s option into shares of the Company’s common stock at a weighted average conversion rate of $0.075 of principal and interest for each such share. No payments of interest or principal are payable until December 30, 2015.

During the same time period, W. Dean Waters, Chief Financial Officer of the Company, received warrants to purchase 846,154 shares of common stock in lieu of $21,797 cash compensation due Mr. Waters under his employment agreement. Mr. Waters also received 1,692,308 common shares in lieu of $50,769 cash compensation due Mr. Waters under his employment agreement.

Employment Agreements

On November 11, 2008, Vystar entered into an employment agreement with William R. Doyle to continue to serve as Vystar’s President, Chief Executive Officer and Chairman of the Board. The term of the agreement is effective until terminated by either party in accordance with the terms of the agreement. Under the agreement, Mr. Doyle receives a base salary of $185,000 per year, as such base salary may be adjusted by the Board, and an annual bonus equal to a maximum of 125% of Mr. Doyle’s base salary based on the success of the Company in meeting its objectives, as determined by the Board; provided, that no cash bonus is payable to Mr. Doyle on any date unless he is employed by the Company on that date. The amount of the annual bonus is determined by the Board based on the percentage of achievement of the stated company objectives. The effective date of the annual bonus calculation is the Company’s fiscal year-end and is payable in one or more installments as determined by the Board beginning in the first quarter of the following fiscal year. Mr. Doyle’s employment agreement is terminable at will by the Company for cause or without cause as defined in the agreement. However, if Mr. Doyle’s employment is terminated by Vystar without cause, Vystar is obligated to pay Mr. Doyle compensation earned through the date of termination plus a severance payment equal to six (6) months base salary from the date of termination payable as if he had remained an employee of the Company, plus, assuming Mr. Doyle complies with non-compete and non-solicitation covenants contained in the employment agreement, an amount equal to 75% of Mr. Doyle’s base salary amount for the one (1) year period after the date of termination. If Mr. Doyle is terminated for cause or he terminates the employment agreement without cause, he is only entitled to compensation accrued through the date of termination.

On April 1, 2013, W. Dean Waters was appointed Chief Financial Officer and Mr. Waters and the Company entered into an Executive Employment Agreement. The term of the Agreement is effective until terminated by either party in accordance with the terms of the agreement. Under the Agreement Mr. Waters receives a base salary of $120,000 as such base salary may be adjusted by the Board and an annual bonus equal to 10% of the Company’s earnings before taxes up to a maximum of $30,000. Mr. Waters also received a grant of 250,000 options to purchase Company common stock with an exercise price of $0.15 per share of common stock, which options vest 100,000 at date of grant and 50,000 each on the first, second and third anniversaries of the date of the initial grant. Mr. Waters also received a grant of 500,000 options to purchase Company common stock with an exercise price of $0.15 per share of common stock, which options vest (a) 125,000 upon the attainment of EBITDA (earnings before interest, taxes, depreciation and amortization) of breakeven or better for the period from April 1, 2013, to March 31, 2014, (b) an additional 125,000 upon the attainment of annual EBITDA of $250,000 or better for the period from April 1, 2013, to March 31, 2014, and (c) the balance upon attainment of annual EBITDA of $500,000 or better for the period from April 1, 2013, to March 31, 2014. Such options have a term of ten years. However, in the event Mr. Waters is terminated by the Company without cause, the Company shall (i) pay Mr. Waters his then current salary and provide Employee with group health insurance, for three (3) months (“Severance Period”) beginning with the date of termination; (ii) pay Mr. Waters any Company Bonus and Annual Bonus due and payable (collectively “Severance Payment”); (iii) the 250,000 Stock Option Grant shall automatically vest; and (iv) the 500,000 Stock Option Grant as shall vest if the performance criteria has been met.

Grants of Plan-Based Awards for Fiscal Year 2013

Mr. Doyle received a grant of 500,000 options to purchase Company common stock with an exercise price of $0.15 per share of common stock, which options vest (a) 125,000 upon the attainment of EBITDA (earnings before interest, taxes, depreciation and amortization) of breakeven or better for the period from April 1, 2013, to March 31, 2014, (b) an additional 125,000 upon the attainment of annual EBITDA of $250,000 or better for the period from April 1, 2013, to March 31, 2014, and (c) the balance upon attainment of annual EBITDA of $500,000 or better for the period from April 1, 2013, to March 31, 2014. Such options have a term of ten years.

Mr. Waters also received a grant of 250,000 options to purchase Company common stock with an exercise price of $0.15 per share of common stock, which options vest 100,000 at date of grant and 50,000 each on the first, second and third anniversaries of the date of the initial grant. Mr. Waters also received a grant of 500,000 options to purchase Company common stock with an exercise price of $0.15 per share of common stock, which options vest (a) 125,000 upon the attainment of EBITDA (earnings before interest, taxes, depreciation and amortization) of breakeven or better for the period from April 1, 2013, to March 31, 2014, (b) an additional 125,000 upon the attainment of annual EBITDA of $250,000 or better for the period from April 1, 2013, to March 31, 2014, and (c) the balance upon attainment of annual EBITDA of $500,000 or better for the period from April 1, 2013, to March 31, 2014. Such options have a term of ten years.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the value of all unexercised options previously awarded to our executive officers as of December 31, 2013:

Name	Number of Securities Underlying Unexercised Options Exercisable(#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Price ($)	Option Expiration Date
William R. Doyle	300,000			$ 0.68	12/2/2014
	100,000			0.68	4/28/2015
	500,000			0.68	10/1/2016
	1,750,000			0.68	2/11/2018
	83,333	166,667	166,667	0.68	3/14/2021
		500,000	500,000	0.15	4/1/2023

W. Dean Waters	100,000	150,000	150,000	0.15	4/1/2023
		500,000	500,000	0.15	4/1/2023

Risk Analysis of Performance-Based Compensation Programs

The Board of Directors believes that our executive compensation programs do not encourage or result in excessive risk taking. Such programs consist of base salaries, cash bonuses (none of which have been paid to date), and stock option grants. Cash bonuses and the vesting of stock option grants for Mr. Doyle, our Chief Executive Officer, Chairman and President and Mr. Waters, our Chief Financial Officer are based on milestones to be set by our Board of Directors. We anticipate that such bonuses and stock options will be based on attaining specified percentages of the company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”). As a result, such bonuses will likely be focused on increasing revenue and managing expenses, all of which is consistent with the interests of our shareholders. Further, the cash bonuses will likely be capped at a percentage of his base salary. We believe this cap will limit the incentive for excessive risk-taking.

No other officers of the Company have employment agreements that specify compensation programs.

Retirement and Deferred Compensation Plan Benefits

We do not provide our employees, including the executive officers, with a defined benefit pension plan, any supplemental executive retirement plans, or retiree health benefits. The executive officers may participate on the same basis as other employees in Vystar’s Section 401(k) Retirement Savings Plan (the “401(k) Plan”). The 401(k) Plan allows for matching contributions to be made by us. We currently match dollar for dollar on the first three percent (3%) of compensation and $.50 on each dollar of the next two percent (2%) of compensation. As a tax-qualified retirement plan, contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan and all contributions are deductible by us when made. Vystar makes a matching contribution to help attract and retain employees and to provide an additional incentive for our employees to save for their retirement in a tax-advantaged manner.

Perquisites and Additional Benefits and Programs

We provide limited perquisites to our executive officers. In considering potential perquisites, the Compensation Committee considers the cost to Vystar as compared to the perceived value to Vystar.

We also provide the following benefits to the executive officers, on the same terms and conditions as provided to all other eligible employees:

·	health, dental and vision insurance;

·	life insurance;

·	medical and dependent care flexible spending account; and

·	short-term and long-term disability, accidental death and dismemberment.

We believe these benefits to be consistent with benefits provided by companies with which we compete for executive-level talent.

Potential Payments upon Termination Without Cause

The following table sets forth the estimated potential payments and benefits payable to two (2) executive officers in the event of a termination of employment without cause.

Executive Officer	Monthly Severance Programs (1)	Additional Monthly Severance Payments (2)	Continuing Benefits (3)	TOTALS

William R. Doyle	$ 92,500	$ 138,750	$ 962	$ 232,212
W. Dean Waters	$ 30,000	-0-	$ 600	$ 30,600

(1)	The amounts represent the aggregate of monthly payments for six (6) months for Mr. Doyle and three (3) months for Mr. Waters.

(2)

In the event that Mr. Doyle complies with certain restrictive covenants in his employment agreement, after termination without cause, he is additionally entitled to this amount (75% of his base salary) payable in monthly installments over a one (1) year period following the initial six (6) month period of monthly severance payments.

(3)	Consists of health insurance premium reimbursements.

DIRECTOR COMPENSATION

The following table sets forth certain information with respect to compensation awarded to, paid to or earned by each of Vystar’s non-employee directors during fiscal year 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Total ($) (2)
J. Douglas Craft			56,230	56,230
Joseph Allegra, MD			56,230	56,230
W. Dean Waters			56,230	56,230
Mitsy Y. Mangum			56,230	56,230
D. Thomas Marsh (3)			7,373	7,373

(1)

In 2009, all non-employee directors were granted 400,000 options at $1.63 per share which vest 20,000 options at the end of each fiscal quarter for five (5) years beginning June 30, 2009, for Messrs. Craft and Waters, and Ms. Mangum, and beginning September 30, 2009 for Dr. Allegra. Such vesting is based on each director’s continued service as a director at each quarterly vesting date.  The amounts included represent the portion of the original total grant date fair value of options that vested in 2012 together with the dollar amount recognized as compensation expense by Vystar for financial statement reporting purposes for fiscal year 2012 as a result of all outstanding options held by the Company’s directors being repriced to exercise prices of $0.35 per share in such fiscal year in accordance with applicable accounting guidance related to stock-based compensation.

(2)

These amounts do not reflect the actual economic value realized by the directors. In accordance with SEC rules, this column represents the dollar amount recognized as compensation expense by Vystar for financial statement reporting purposes for fiscal year 2012 for stock options granted to each of the non-employee directors during fiscal year 2009 (or, with respect to Mr. Marsh, in fiscal year 2013), in accordance with applicable accounting guidance related to stock-based compensation. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions.

(3)	Mr. Marsha resigned from the Board of Directors effective October 1, 2013.

Compensation Philosophy

The current policy of our Board is that compensation for directors should be equity-based compensation to reward directors for quarterly periods of service in fulfilling their oversight responsibilities.

Expenses

We reimburse our directors for their travel and related expenses in connection with attending Board and committee meetings, as well as costs and expenses incurred in attending director education programs and other Vystar-related seminars and conferences.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed Porter Keadle Moore, LLC (“PKM”) as our independent registered public accounting firm for the fiscal year ending on December 31, 2014, and urges you to vote for ratification of PKM’s appointment. Although we are not required to seek your approval of this appointment, we believe it is good corporate governance to do so. No determination has been made as to what action our Audit Committee would take if you fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm if the Audit Committee concludes such a change would be in the best interests of Vystar and its shareholders.

We expect representatives of PKM to be present at the meeting and available to respond to appropriate questions by shareholders. Additionally, the representatives of PKM will have the opportunity to make a statement if they so desire.

Vote Required and Board Recommendation

Shareholder ratification of PKM as our independent registered public accounting firm requires the affirmative vote of holders of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as a negative vote.

PRINCIPAL ACCOUNTING FEES AND SERVICES

During fiscal year 2013, we retained the firm of Porter Keadle Moore, LLC (“PKM”) to provide services in the following categories and amounts. During fiscal year 2012, we retained Habif, Arogeti and Wynne LLP, (“HAW”) to provide services in the following categories and amounts:

Fee Category	2013 ($)	2012 ($)
Audit Fees	69,985	101,769
Audit-Related Fees	-	-
Tax Fees	-	3,500
All Other Fees	35,960	-

Total	105,945	105,269

Audit fees include the audit of Vystar’s annual financial statements, review of financial statements included in each of our Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to accounting-related consulting services.

Tax fees consist of fees for professional services for tax compliance, tax advice and tax planning. This category includes fees primarily related to the preparation and review of federal, state and international tax returns and assistance with tax audits.

All other fees include assurance services not related to the audit or review of our financial statements.

Our Audit Committee determined that the rendering of non-audit services by PKM and HAW was compatible with maintaining the independence of each firm.

AUDIT COMMITTEE PRE-APPROVAL OF SERVICES PERFORMED BY OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

It is the policy of our Audit Committee to pre-approve all audit and permissible non-audit services to be performed by PKM. Our Audit Committee pre-approves services by authorizing specific projects within the categories outlined above, subject to a budget for each category. Our Audit Committee’s charter delegates to one or more members of the Audit Committee the authority to address any requests for pre-approval of services between Audit Committee meetings, and the subcommittee or such member or members must report any pre-approval decisions to our Audit Committee at its next scheduled meeting.

All services related to audit fees, audit-related fees, tax fees and all other fees provided by PKM during fiscal year 2013 and HAW during fiscal year 2012 were pre-approved by the Audit Committee in accordance with the pre-approval policy described above.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s role includes the oversight of our financial, accounting and reporting processes; our system of internal accounting and financial controls; our enterprise risk management program; and our compliance with related legal, regulatory and ethical requirements. The Audit Committee oversees the appointment, compensation, engagement, retention, termination and services of our independent registered public accounting firm, including conducting a review of its independence; reviewing and approving the planned scope of our annual audit; overseeing our independent registered public accounting firm’s audit work; reviewing and pre-approving any audit and non-audit services that may be performed by it; reviewing with management and our independent registered public accounting firm the adequacy of our internal financial and disclosure controls; reviewing our critical accounting policies and the application of accounting principles; and monitoring the rotation of partners of our independent registered public accounting firm on our audit engagement team as required by regulation. The Audit Committee establishes procedures, as required under applicable regulation, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee’s role also includes meeting to review our annual audited financial statements and quarterly financial statements with management and our independent registered public accounting firm. The Audit Committee held four meetings during fiscal year 2013.

Each member of the Audit Committee meets the independence criteria prescribed by applicable regulation and the rules of the SEC for audit committee membership and is an “independent director” within the meaning of NASDAQ listing standards. Each Audit Committee member meets NASDAQ’s financial literacy requirements, and the Board further determined that Ms. Mangum is a “audit committee financial expert” is a “ as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC also meets NASDAQ’s financial sophistication requirements. The Audit Committee acts pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and NASDAQ, a copy of which can be found on our website at www.vytex.com.

We have reviewed and discussed with management and PKM Vystar’s audited financial statements. We discussed with PKM and Vystar’s Chief Financial Officer the overall scope and plans of PKM’s audits. We met with PKM, with and without management present, to discuss results of its examinations, its evaluation of Vystar’s internal controls, and the overall quality of Vystar’s financial reporting.

We have reviewed and discussed with PKM matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards , Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. We have received from PKM the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding PKM’s communications with the Audit Committee concerning independence. We have discussed with PKM matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with PKM’s independence.

Based on the reviews and discussions referred to above and our review of Vystar’s audited financial statements for fiscal year 2013, we recommended to the Board that Vystar’s audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the SEC.

Respectfully submitted,

AUDIT COMMITTEE

Mitsy Y. Mangum, Chair

*

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Vystar under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing

TRANSACTIONS WITH RELATED PERSONS

Review, Approval or Ratification of Transactions with Related Persons

Vystar’s Code of Business Conduct requires that all employees and directors avoid conflicts of interests that interfere with the performance of their duties or are not in the best interests of Vystar.

In addition, pursuant to its written charter, the Audit Committee considers and approves or disapproves any related person transaction as defined under Item 404 of Regulation S-K promulgated by the SEC, after examining each such transaction for potential conflicts of interest and other improprieties. The Audit Committee has not adopted any specific written procedures for conducting such reviews and considers each transaction in light of the specific facts and circumstances presented.

Transactions with Related Persons

On April 29, 2011, the Company executed with CMA Investments, LLC, a Georgia limited liability company (“CMA”) a line of credit with a principal amount of up to $800,000 (the “CMA Note”). CMA is a limited liability company of which three of the directors of the Company were the members at such date. Proceeds under the line were drawn for general working capital purposes. Under the terms of the CMA Note, the Company may draw up to a maximum principal amount of $800,000. Interest on amounts drawn and fees were paid by an affiliate of Joseph C. Allegra, M.D., a director of the Company, to CMA, until February 6, 2012, at which time the Company took over responsibility for the payment of such interest and fees. Pursuant to an agreement between the Company and such affiliate, the Company issued common stock to such affiliate with a value equal to such interest and fees paid based on the closing price of the common stock on the OTC Bulletin Board on the date of such payments. The maturity date of the Note is April 29, 2013 and was subsequently renewed for one year. The CMA Note is unsecured and no payments of principal are due until the second anniversary of the Note, at which time all outstanding principal is due and payable. As compensation to the directors for providing the CMA Note, the Company issued warrants to purchase 2,600,000 shares of the Company’s common stock to the directors at $.45 per share which was the closing price of the Company’s common stock on that day, later adjusted to $.27 per share, which was the closing price of the Company’s common stock on the day it was adjusted.

CMA is a limited liability company of which Joseph C. Allegra, M.D., J. Douglas Craft and Michelle Y. Mangum, each a director of the Company, are the members.

On September 14, 2011, the Company’s Board of Directors approved increasing the line of credit to $1,000,000 and William R. Doyle, the Company’s Chairman and Chief Executive Officer became a member of CMA. As compensation for increasing the line and for Mr. Doyle joining CMA, the directors approved issuing warrants to purchase an additional 1,600,000 shares of the Company’s common stock at $.27 per share, which was the closing price of the Company’s common stock on that day.

On November 2, 2012, the Board of Directors approved an increase in the CMA line of credit from $1,000,000 to $1,500,000. On January 10, 2013, as compensation to the CMA members for providing the increased CMA Note, the Company issued warrants to purchase 2,100,000 shares of the Company’s common stock to the CMA members at $0.35 per share and recorded as deferred financing cost to be amortized through interest expense over the remaining term of the CMA Note.

On April 29, 2013, the maturity date of the CMA Note was extended to April 29, 2014. As compensation to the CMA Directors for extending the maturity date of the CMA Note, the Board of Directors approved modifying the exercise price for the 6,300,000 compensatory stock purchase warrants previously issued to the Directors to $0.10 per share and the CMA Directors forfeited 630,000 of the warrants. Amortization of the financing costs associated with extending the CMA Note was amortized through interest expense.

On April 29, 2014, the maturity date of the CMA Note was extended to April 29, 2015 with no compensation being paid to the CMA Directors for this extension.

Director Independence

Under Rule 5605(b)(1) of the Nasdaq Marketplace Rules, independent directors must comprise a majority of a listed company’s board of directors within one year of listing. In addition, Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. While Vystar does not currently qualify for listing on Nasdaq and will likely not qualify for some time after the date of this proxy statement, it does intend to seek such listing as soon as possible and complies with its Marketplace Rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Under Nasdaq Marketplace Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a public company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the public company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

ANNUAL REPORT

Accompanying this proxy statement is our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. The 2013 Annual Report contains audited financial statements covering our fiscal years ended December 31, 2013 and 2012. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC, is available free of charge on our website at www.vytex.com

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Shareholder proposals may be included in our proxy statement for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. For a shareholder proposal to be considered for inclusion in our proxy statement for the annual meeting to be held in 2015, we must receive the proposal at our principal executive offices, addressed to the Secretary, no later than April 30, 2015.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vystar Corporation, c/o Island Stock Transfer, 100 Second Avenue South, Suite 7055, St. Petersburg, FL 33701.

VOTE BY FAX

Mark, sign and date your proxy card and return it via fax to 1-727-289-0069

VOTE ONLINE

Visit www.islandstocktransfer.com

Click on Vote Your Proxy

Enter your control number _______________________

Enter your vote

VOTE BY TELEPHONE

Call 1-727-289-0069 and follow the instructions

VOTE BY EMAIL

akotlova@islandstocktransfer.com

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VYSTAR CORPORATION

The Board of Directors recommends a vote “FOR” Proposals 1 and 2.

1.	Election of the four (4) Directors proposed in the accompanying Proxy Statement to serve for a one-year term.		For	Against	Abstain			For	Against	Abstain
	1a. 1b. 1c. 1d.	William R. Doyle Mitsy Y. Mangum Thomas L. Mills Michael X. Ianacone	☐ ☐ ☐ ☐	☐ ☐ ☐ ☐	☐ ☐ ☐ ☐	2.	To ratify the appointment of Porter Keadle Moore, LLC as the Company’s auditors for the year ended December 31, 2014.	☐	☐	☐

Sign exactly as your name(s) appear(s) on the stock certificate. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the proxy card for a deceased shareholder should give their full title. Please date the proxy card.

Signature [PLEASE SIGN WITHIN BOX]				Date		Signature (Joint Owners)	Date

VYSTAR CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints William R. Doyle and Mitsy Y. Mangum, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Vystar Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the offices of Greenberg Traurig LLP, Terminus 200, 3333 Piedmont Rd, N.E., Suite 2500, Atlanta, GA on Monday, September 15, 2014 at 2:00 pm local time, and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR the election of the nominees listed on the reverse side for the Board of Directors and for the proposal. Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting.

IF YOU ELECT TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD

PROMPTLY

USING THE ENCLOSED ENVELOPE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)